EXHIBIT 32

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), the undersigned officers of Steiner Leisure Limited certify that (1) this Quarterly Report of Steiner Leisure Limited (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leonard Fluxman
Leonard Fluxman
President and Chief Executive Officer

/s/ Robert H. Lazar
Robert H. Lazar
Vice President - Finance

Date: August 14, 2003

A signed original of this written statement required by Section 906 has been provided to Steiner Leisure Limited and will be retained by Steiner Leisure Limited and furnished to the Securities Exchange Commission or its staff upon request.